Exhibit 10.1

INCREMENTAL TERM FACILITY SUPPLEMENT

This INCREMENTAL TERM FACILITY SUPPLEMENT (Tranche A-1) (this “Supplement”) is entered into as of June 24, 2014, among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), each lender party hereto (collectively, the “Tranche A-1 Incremental Term Loan Lenders” and individually, a “Tranche A-1 Incremental Term Loan Lender”), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

Each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates), Wells Fargo Securities, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association (collectively, the “Joint Lead Arrangers” and individually, a “Joint Lead Arranger”) shall act as a joint lead arranger in connection with the Incremental Term Commitment (as defined below).

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the other Agents and the Arrangers.

Pursuant to Section 2.15(a) of the Credit Agreement, the Borrower has requested (a) the addition of a $150,000,000 additional term loan facility, (b) that the Tranche A-1 Incremental Term Loan Lenders party hereto extend Incremental Term Loans as provided herein, and (c) the effective date for such additional term loan facility be June 24, 2014 (the “Effective Date”).

Each Tranche A-1 Incremental Term Loan Lender party to this Supplement has agreed to provide the Incremental Term Commitment set forth opposite its name on Schedule I hereto (its “Incremental Term Commitment”) and has indicated its willingness to lend the Incremental Term Loans on the terms and conditions set forth herein and in the Credit Agreement.

Section 1.   Tranche A-1 Incremental Term Facility.  The aggregate Incremental Term Commitments of $150,000,000 provided hereunder shall be designated the “Tranche A-1 Incremental Term Facility” (the “Tranche A-1 Incremental Term Facility”) and the Incremental Term Loans made thereunder shall be designated “Tranche A-1 Incremental Term Loans” (the “Tranche A-1 Incremental Term Loans”) and shall, in addition to the terms and conditions set forth in the Credit Agreement, have the following terms and conditions:

(a)           The Incremental Term Facility Closing Date must occur on or prior to July 15, 2014 (the “Termination Date”);

(b)           The Maturity Date shall be January 31, 2019;

(c)           The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche A-1 Incremental Term Loan Lenders the aggregate principal amount of all Tranche A-1 Incremental Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement):

Date	Amount
September 30, 2014	$1,875,000
December 30, 2014	$1,875,000
March 30, 2015	$1,875,000
June 30, 2015	$1,875,000
September 30, 2015	$1,875,000
December 31, 2015	$1,875,000
March 31, 2016	$1,875,000
June 30, 2016	$1,875,000
September 30, 2016	$1,875,000
December 30, 2016	$1,875,000
March 31, 2017	$1,875,000
June 30, 2017	$1,875,000
September 29, 2017	$1,875,000
December 29, 2017	$1,875,000
March 29, 2018	$1,875,000
June 29, 2018	$1,875,000
September 30, 2018	$1,875,000
December 30, 2018	$1,875,000

provided, however, that the final principal repayment installment of the Tranche A-1 Incremental Term Loans shall be repaid on the Maturity Date for the Tranche A-1 Incremental Term Facility under which such Tranche A-1 Incremental Term Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A-1 Incremental Term Loans outstanding on such date;

(d)           The Applicable Rate for the Tranche A-1 Incremental Term Loans shall be the applicable rate per annum set forth in the grid below, under the captions “Base Rate Percentage” or “Eurodollar Percentage” cited therein, as the case may be, based upon the Senior Secured Credit Rating:

Tranche A-1 Incremental Term Loan Facility – Applicable Rate
Pricing Level	Senior Secured Credit Ratings (Moody’s/S&P/Fitch)	Eurodollar Percentage	Base Rate Percentage
1	Baa2 / BBB / BBB or higher	1.75%	0.75%
2	Baa3 / BBB- / BBB-	2.00%	1.00%
3	Ba1 / BB+ / BB+	2.25%	1.25%
4	Ba2 / BB / BB	2.50%	1.50%
5	Ba3 / BB- / BB- or lower or no Senior Secured Credit Rating	2.75%	1.75%

(e)           The making of the Tranche A-1 Incremental Term Loans shall be subject to the provisions of Sections 2.01(b), 2.02 and 4.02 of the Credit Agreement.

Section 2.   Representations and Warranties of the Borrower.  The Borrower represents to the Administrative Agent and the Tranche A-1 Incremental Term Loan Lenders that:

(a)           no Default has occurred and is continuing on and as of the Effective Date or would result from the addition of the Tranche A-1 Incremental Term Facility hereunder;

(b)           the representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(c)           the Borrower has complied with each of the conditions set forth in Section 2.15 of the Credit Agreement on and as of the Effective Date; and

(d)           the transactions contemplated by this Supplement and the use of the proceeds of the Tranche A-1 Incremental Term Loans made hereunder will not violate any applicable Sanctions.

Section 3.   New Lenders.  Each Tranche A-1 Incremental Term Loan Lender that is an Additional Term Loan Lender:

(a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder and (iv) it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement and provide its Incremental Term Commitment hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender;

(b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents;

(c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(d) agrees that it will perform in accordance to their terms, all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and

(e) in the case of such Tranche A-1 Incremental Term Loan Lender that is a Foreign Lender, agrees that it will comply with the provisions of Section 10.14 of the Credit Agreement.

Section 4.            Reference to and Effect on Loan Documents.  (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as supplemented by this Supplement.  This Supplement is an Incremental Term Facility Supplement referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented by this Supplement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) of the Loan Parties under the Loan Documents, in each case as supplemented by this Supplement.

(c)           Each of the undersigned Guarantors consents to this Supplement and the transactions contemplated hereby and hereby confirms and agrees that (i) notwithstanding the effectiveness of this Supplement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Supplement each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as supplemented by this Supplement, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) to be secured thereunder.

Section 5.           Costs and Expenses.  The Borrower agrees to pay or reimburse all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Supplement and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

Section 6.            Execution in Counterparts.  This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Supplement.

Section 7.            Effective Date; Incremental Term Facility Closing Date; Termination of Commitments.  (a)  This Supplement shall become effective on the Effective Date subject to (i) receipt by the Administrative Agent of executed counterparts of this Supplement by each party hereto and (ii) the representations and warranties of the Borrower in Section 2 being true and correct in all material respects.

(b)           The occurrence of the Incremental Term Facility Closing Date and the obligation of each Tranche A-1 Incremental Term Loan Lender to honor any Request for a Credit Extension in respect of the Tranche A-1 Incremental Term Loans is subject to (i) receipt by the Administrative Agent of a certificate of each Loan Party substantially in the form of Exhibit A hereto dated as of the Incremental Term Facility Closing Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching (w) the Organization Documents of such Loan Party (or certifying that the applicable Organization Document delivered in connection with the funding on the Restatement Closing Date remains in full force and effect and has not been amended, modified, revoked or rescinded since the Restatement Closing Date, as applicable), (x) the resolutions adopted by such Loan Party approving or consenting to such increase, (y) an incumbency certificate of such Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Supplement and (z) a certificate of good standing (or equivalent) of such Loan Party, and (B) in the case of the Borrower, certifying that the conditions to borrowing set forth in Section 4.02 of the Credit Agreement are satisfied; (ii) receipt by the Administrative Agent of favorable opinions of counsel for the Loan Parties substantially in the form of Exhibits B-1, B-2, B-3, B-4, B-5 and B-6 hereto; (iii) receipt by the Administrative Agent of a certificate substantially in the form of Exhibit C hereto attesting to the Solvency of the Loan Parties, on a consolidated basis, before and after giving effect to the transactions contemplated hereby, (iv) if requested by any Lender, receipt by such Lender of a Note duly executed by the Borrower in favor of such Lender; and (v) such date not being later than the Termination Date.

(c)           If the Effective Date and the Incremental Term Facility Closing Date do not occur on or prior to the Termination Date, the Incremental Term Commitments hereunder shall automatically terminate.

Section 8.            Governing Law.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first written above.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Scott Chaplin
	Name:	Scott Chaplin
	Title:	Senior Vice President, General Counsel and Secretary

Incremental Term Facility Supplement

ALLIANT TECHSYSTEMS OPERATIONS LLC
ATK COMMERCIAL AMMUNITION COMPANY INC.
ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY, INC.
ATK LAUNCH SYSTEMS INC.
ATK SPACE SYSTEMS INC.
CALIBER COMPANY
EAGLE INDUSTRIES UNLIMITED, INC.
EAGLE MAYAGUEZ, LLC
EAGLE NEW BEDFORD, INC.
FEDERAL CARTRIDGE COMPANY
SAVAGE ARMS, INC.
SAVAGE RANGE SYSTEMS, INC.
SAVAGE SPORTS CORPORATION
SAVAGE SPORTS HOLDINGS, INC.
BEE STINGER, LLC
BOLLÉ AMERICA, INC.
BOLLÉ INC.
BUSHNELL GROUP HOLDINGS, INC.
BUSHNELL HOLDINGS, INC.
BUSHNELL INC.
DOUBLE BULL ARCHERY, INC.
GOLD TIP, LLC
MICHAELS OF OREGON CO.
MIKE’S HOLDING COMPANY
MILLETT INDUSTRIES
NIGHT OPTICS USA, INC.
OLD WSR, INC.
OPT HOLDINGS, INC.
PRIMOS, INC.
SERENGETI EYEWEAR, INC.
STONEY POINT PRODUCTS INC.
TASCO HOLDINGS, INC.
TASCO OPTICS CORPORATION

By:	/s/ Scott Chaplin
	Name:	Scott Chaplin
	Title:	Senior Vice President, General Counsel and Secretary

Incremental Term Facility Supplement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

Incremental Term Facility Supplement

BANK OF AMERICA, N.A.

By:	/s/ Kenneth Beck
	Name:	Kenneth Beck
	Title:	Director

Incremental Term Facility Supplement

WELLS FARGO BANK, N.A.

By:	/s/ Scott Santa Cruz
	Name:	Scott Santa Cruz
	Title:	Managing Director

Incremental Term Facility Supplement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Thomas J. Sterr
	Name:	Thomas J. Sterr
	Title:	Authorized Signatory

Incremental Term Facility Supplement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

Incremental Term Facility Supplement

SUNTRUST BANK

By:	/s/ David Simpson
	Name:	David Simpson
	Title:	Vice President

Incremental Term Facility Supplement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Andrew Beckman
	Name:	Andrew Beckman
	Title:	Vice President

Incremental Term Facility Supplement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

Incremental Term Facility Supplement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Michael J. Cortese
	Name:	Michael J. Cortese
	Title:	Vice President

Incremental Term Facility Supplement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas A. Crandell
	Name:	Thomas A. Crandell
	Title:	Senior Vice President

Incremental Term Facility Supplement

FIFTH THIRD BANK

By:	/s/ Susan Waters
	Name:	Susan Waters
	Title:	Vice President

Incremental Term Facility Supplement

COMERICA BANK

By:	/s/ Mark J. Leveille
	Name:	Mark J. Leveille
	Title:	Vice President

Incremental Term Facility Supplement

SCHEDULE I
TO
INCREMENTAL TERM FACILITY SUPPLEMENT

Tranche A-1 Incremental Tem Loan Lender	Incremental Term Commitment
Bank of America, N.A.	$20,000,000.00
Wells Fargo Bank, N.A.	$20,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$15,000,000.00
JPMorgan Chase Bank, N.A.	$15,000,000.00
SunTrust Robinson Humphrey, Inc.	$15,000,000.00
U.S. Bank National Association	$15,000,000.00
Sumitomo Mitsui Banking Corporation	$15,000,000.00
PNC Bank, National Association	$11,000,000.00
KeyBank National Association	$11,000,000.00
Fifth Third Bank	$8,000,000.00
Comerica Bank	$5,000,000.00
Total	$150,000,000.00